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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated April 21, 1999, included in this Form 11-K, into the Company's previously filed Form S-8 Registration Statement, file No. 333-75521.


                                             /s/Crowe, Chizek and Company LLP
                                            ---------------------------------
                                             Crowe, Chizek and Company LLP


July 23, 1999
Grand Rapids, Michigan